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                                                                     EXHIBIT 4.1
                                                                  SPECIMEN STOCK
                                                                   CERTIFICATE

[NUMBER]                          LIFEPOINT                          [SHARES]
COMMON STOCK                    HOSPITALS, INC.               CUSIP 53219L 10 9
$.01 PAR VALUE                                          SEE REVERSE FOR CERTAIN
                                                                 DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
               THIS CERTIFICATE IS TRANSFERABLE IN CLEVELAND, OH


THIS CERTIFIES THAT __________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

is the owner of ______________________________________________________________


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

========================== LIFEPOINT HOSPITALS, INC ==========================
transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed.

This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers, and a facsimile of its corporate seal hereunto affixed.


DATED:

/s/ William F. Carpenter III             /s/ Scott L. Mercy

Secretary                    [SEAL]      Chairman and Chief Executive Officer


Countersigned and Registered
        National City Bank
         (Cleveland, Ohio)

                           Transfer Agent
                           and Registrar

                           Authorized Officer
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                           LIFEPOINT HOSPITALS, INC.

        STOCKHOLDERS MAY OBTAIN, WIHTOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, RIGHTS, POWERS, RESTRICTIONS, LIMITATIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF THE STOCK OF EACH CLASS AND OF EACH SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION BY WRITTEN REQUEST TO THE SECRETARY OF LIFEPOINT HOSPITALS, INC.

        THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN THE CORPORATION AND THE RIGHTS AGENT THEREUNDER (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT), INCLUDING SUCH RIGHTS HELD BY A SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT-  ____________ Custodian ________________
                       (Cust)                    (Minor)
                     under, Uniform Gifts to Minors

                     Act ___________________________________
                                      State

UNIF TRAN MIN ACT-  ____________ Custodian ________________
                       (Cust)                    (Minor)
                     under, Uniform Transfers to Minors

                     Act ___________________________________
                                      State


   Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________________________________

X_______________________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

        THIS SIGNAURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMEBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED:


KEEP THIS CERTIFICATE IN A SAFE PLACE, IF LOST, STOLEN, MUTILTATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.